UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 14, 2009

Date of Report (date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(exact name of registrant as specified in its charter)

Pennsylvania	Commission File Number	25-1435979
(state or other jurisdiction of incorporation or organization)	001-09718	(I.R.S. Employer Identification Number)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 14, 2009, The PNC Financial Services Group, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Agreement”) with Morgan Stanley & Co. Incorporated (“Morgan Stanley”), pursuant to which the Company may issue and sell, from time to time, through Morgan Stanley as the Company’s sales agent, up to 15,000,000 shares of its common stock, par value $5.00 per share (“Common Stock”). This offering is part of PNC’s efforts to increase the common shareholders’ equity component of Tier 1 capital pursuant to the requirements of the Supervisory Capital Assessment Program conducted by the Board of Governors of the Federal Reserve System.

Sales of shares of Common Stock pursuant to the Agreement, if any, may be sold on the New York Stock Exchange or otherwise, at market prices prevailing at the time of sale, at prices related to the prevailing market prices, or at negotiated prices.

Shares of Common Stock sold pursuant to the Agreement will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on May 14, 2009, to the accompanying prospectus filed with the Commission on January 10, 2007, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-139912) (the “Registration Statement”). Prospective investors should read the prospectus supplement and all documents incorporated therein. The Agreement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the material terms of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Exhibits 5.1 and 23.1 to this Current Report on Form 8-K are filed herewith in connection with the Company’s Registration Statement and are incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Number	Description	Method of Filing
5.1	Opinion of George P. Long, III regarding the validity of the Common Stock, dated May 14, 2009	Filed herewith.

23.1	Consent of George P. Long, III	Included in Exhibit 5.1.

99.1	Equity Distribution Agreement, dated May 14, 2009, between The PNC Financial Services Group, Inc. and Morgan Stanley & Co. Incorporated	Filed herewith.

99.2	Press Release, dated May 14 2009	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INCORPORATED

Date: May 14, 2009	By:	/s/ Samuel R. Patterson
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing
5.1	Opinion of George P. Long, III regarding the validity of the Common Stock, dated May 14, 2009	Filed herewith.

23.1	Consent of George P. Long, III	Included in Exhibit 5.1.

99.1	Equity Distribution Agreement, dated May 14, 2009, between The PNC Financial Services Group, Inc. and Morgan Stanley & Co. Incorporated	Filed herewith.

99.2	Press Release, dated May 14 2009	Filed herewith.